Exhibit 10.1
AMENDMENT NO. 1 TO THE
NOBLE ENERGY, INC.
NON-EMPLOYEE DIRECTOR FEE DEFERRAL PLAN
     THIS AMENDMENT, made and executed by Noble Energy, Inc. (the “Company”) at Houston, Texas, to be effective as of January 1, 2005,
WITNESSETH THAT:
     WHEREAS, the Company has heretofore established the Noble Energy, Inc. Non-Employee Director Fee Deferral Plan (the “Plan”) for the benefit of the non-employee directors of the Company; and
     WHEREAS, the Company now desires to amend the Plan to separate the portion of the Plan applicable to Director Fees deferred for Plan Years commencing prior to January 1, 2005, from the portion of the Plan applicable to Director Fees deferred for Plan Years commencing after December 31, 2004, and to make certain other changes;
     NOW, THEREFORE, in consideration of the premises and pursuant to the provisions of Section 5 of the Plan, the Plan is hereby amended (i) to separate the portion of the Plan applicable to Director Fees deferred for Plan Years commencing after December 31, 2004, into a separate and distinct plan to be known as the 2005 Noble Energy, Inc. Non-Employee Director Fee Deferral Plan and to be governed by the plan document attached hereto as Exhibit A, and (ii) to make the following changes with respect to the portion of the Plan applicable to Director Fees deferred for Plan Years commencing prior to January 1, 2005 (which portion shall continue to be evidenced by the plan document known as the Noble Energy, Inc. Non-Employee Director Fee Deferral Plan):
     FIRST: Section 2(m) of the Plan is hereby amended by restatement in its entirety to read as follows:
     (m) “Plan Year” means (i) the twelve-month period commencing on May 1, 2004, and ending April 30, 2005, (ii) the eight-month period commencing on May 1, 2005, and ending on December 31, 2005, and (iii) the twelve-month period commencing on January 1 of each calendar year after 2005.
     SECOND: Section 4 of the Plan is hereby amended to add a new subsection (f) at the end thereof to read as follows:
     (f) Cessation of Deferral Elections. Any provision of this Plan to the contrary notwithstanding, (i) the Director Fees payable to a Non-Employee Director for his or her services to be performed after December 31, 2004, shall be deferred pursuant to and governed by the provisions of the Noble Energy, Inc. 2005 Non-Employee Director Fee Deferral Plan made effective as of January 1, 2005, and (ii) no Director Fees payable to a Non-Employee Director for his or her services to be performed after December 31, 2004, shall be deferred pursuant to this Plan.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment on this ___day of , 2005, to be effective as of January 1, 2005.

NOBLE ENERGY, INC.
By:
Title: